UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2009

PANGLOBAL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-131531	20-8531711
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2853 E. Pico Blvd., Los Angeles CA 90023
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 323 266-6500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2009 we entered into a revolving loan agreement with Providence Wealth Management Ltd, a British Virgin Islands company, whereby Providence agreed to loan our company the aggregate principal amount of US$1,000,000 for general corporate purposes. The loan is issued as follows:

(i)	by advance of US$700,000 on the date of execution of the loan agreement;

(ii)	subject to the fulfillment of certain conditions precedent, by advance of up to an additional US$300,000; and

bearing interest at 9% per annum on the outstanding principal, and repayable on or before July 31, 2009.

In connection with the loan agreement, we entered into a security agreement dated effective March 4, 2008, with Providence, whereby we agree to create a security interest by way of priority security interest in our present and after-acquired personal property and such other collateral described in the security agreement in favour of Providence.

On June 12, 2008 we entered into a revolving loan agreement dated effective March 4, 2008, with Sinecure Holdings Limited, a British Virgin Islands company, and Capella Investments Inc., a Nevada company, whereby Sinecure and Capella agreed to loan us the aggregate principal amount of US$750,000 for general corporate purposes,

Also on June 12, 2008, we entered into a security agreement dated effective March 4, 2008, with Sinecure and Capella, whereby we agreed to create a security interest by way of priority security interest in our present and after-acquired personal property and such other collateral described in the Security Agreement in favour of Sinecure and Capella.

On January 16, 2009 we entered into a pari passu agreement with Providence, Sinecure and Capella, whereby Panglobal, Providence, Sinecure and Capella agree that all security interests issued will have equal priority and that the creation, registration, filing and existence of the security interests will not constitute an event of default under either of the two security agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is covered by Item 1.01 of this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
10.1	Loan Agreement dated January 16, 2009 with Providence Wealth Management Ltd
10.2	Security Agreement dated January 16, 2009 with Providence Wealth Management Ltd
10.3	Pari Passu Agreement dated January 16, 2009 with Providence Wealth Management, Sinecure Holdings Limited and Capella Investments Inc Ltd
10.4	Loan Agreement dated March 4, 2008 with Sinecure Holdings Limited and Capella Investments Inc Ltd
10.5	Security Agreement dated March 4, 2008 with Sinecure Holdings Limited and Capella Investments Inc Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANGLOBAL BRANDS INC.

/s/ Stephen Soller
Stephen Soller
CEO, President, Secretary and Director

Date: January 21, 2009